Ex-99.23(h)(37)
                                    AMENDMENT
                                       TO
                            TRANSFER AGENCY AGREEMENT


     AMENDMENT made as of this 16th day of January, 2007, by and between JNL Series Trust, a Massachusetts business trust (the "Trust"), and Jackson National Asset Management, LLC, a Michigan limited liability company ("JNAM").


                                   WITNESSETH

     WHEREAS, the Trust and JNAM entered into a Transfer Agency Agreement (the "Agreement") dated January 31, 2001; and

     WHEREAS, under the terms of the Agreement, JNAM renders certain transfer agency and other services to units of beneficial interest in separate funds ("Funds") of the Trust and the owners of record thereof; and

     WHEREAS, the Funds in existence on the date of the Agreement ("Current Portfolios") are set forth in the Agreement; and

     WHEREAS, in order to reflect the addition of twelve new funds; and

     WHEREAS, in order to reflect the name change for all funds sub-advised by Western Asset Management Company to include the word "Asset" when referencing the sub-adviser (formerly the sub-adviser was referenced as "Western," hereinafter, the sub-adviser should be referenced as "Western Asset"); and

     WHEREAS, in order to reflect a change in sub-adviser from Putnam Investment Management, LLC ("Putnam") to PPM America, Inc. ("PPM America") for the JNL/Putnam Value Equity Fund.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Exhibit A to the Agreement is hereby deleted and replaced in its entirety with Exhibit A dated January 16, 2007, attached hereto.

     2. This Amendment may be executed in two or more counterparts which together shall constitute one document.

     IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the day and year first above written.

ATTEST:                           JNL SERIES TRUST

_____________________________     By: _________________________________
                                  Name:    Mark D. Nerud
                                  Title:   President and Chief Executive Officer

ATTEST:                           JACKSON NATIONAL ASSET MANAGEMENT, LLC

____________________________      By: __________________________________
                                  Name: Susan S. Rhee
                                  Title: Vice President, Counsel, and Secretary

                                   SCHEDULE A
                             DATED JANUARY 16, 2007

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                                      FUNDS

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JNL/AIM Large Cap Growth Fund

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JNL/AIM Real Estate Fund

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JNL/AIM Small Cap Growth Fund

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JNL/Alger Growth Fund

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JNL/Credit Suisse Global Natural Resources Fund

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JNL/Credit Suisse Long/Short Fund

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JNL/Eagle Core Equity Fund

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JNL/Eagle SmallCap Equity Fund

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JNL/FMR Balanced Fund

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JNL/FMR Mid-Cap Equity Fund

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JNL/Franklin Templeton Founding Strategy Fund

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JNL/Franklin Templeton Global Growth Fund

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JNL/Franklin Templeton Income Fund

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JNL/Franklin Templeton Mutual Shares Fund

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JNL/Franklin Templeton Small Cap Value Fund

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JNL/Goldman Sachs Mid Cap Value Fund

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JNL/Goldman Sachs Short Duration Bond Fund

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JNL/JPMorgan International Equity Fund

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JNL/JPMorgan International Value Fund

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JNL/Lazard Emerging Markets Fund

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JNL/Lazard Small Cap Value Fund

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JNL/Lazard Mid Cap Value Fund

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JNL/Mellon Capital Management S&P 500 Index Fund

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JNL/Mellon Capital Management S&P 400 MidCap Index Fund

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JNL/Mellon Capital Management Small Cap Index Fund

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JNL/Mellon Capital Management International Index Fund

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JNL/Mellon Capital Management Bond Index Fund

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JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

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JNL/Oppenheimer Global Growth Fund

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JNL/Oppenheimer Growth Fund

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JNL/PIMCO Real Return Fund

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JNL/PIMCO Total Return Bond Fund

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JNL/PPM America Value Equity Fund

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JNL/Putnam Equity Fund

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JNL/Putnam Midcap Growth Fund

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JNL/Select Balanced Fund

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JNL/Select Global Growth Fund

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JNL/Select Large Cap Growth Fund

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JNL/Select Money Market Fund

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JNL/Select Value Fund

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JNL/Select Value Fund

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JNL/T. Rowe Price Established Growth Fund

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JNL/T. Rowe Price Mid-Cap Growth Fund

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JNL/T. Rowe Price Value Fund

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JNL/Western Asset High Yield Bond Fund

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JNL/Western Asset Strategic Bond Fund

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JNL/Western Asset U.S. Government & Quality Bond Fund

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JNL/S&P Managed Growth Fund

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JNL/S&P Managed Conservative Fund

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JNL/S&P Managed Moderate Growth Fund

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JNL/S&P Managed Moderate Fund

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JNL/S&P Managed Aggressive Growth Fund

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JNL/S&P Retirement Income Fund

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JNL/S&P Retirement 2015 Fund

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JNL/S&P Retirement 2020 Fund

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JNL/S&P Retirement 2025 Fund

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JNL/S&P Moderate Retirement Strategy Fund

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JNL/S&P Moderate Growth Retirement Strategy Fund

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JNL/S&P Growth Retirement Strategy Fund

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JNL/S&P Disciplined Moderate Fund

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JNL/S&P Disciplined Moderate Growth Fund

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JNL/S&P Disciplined Growth Fund

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